FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 1.  ORGANIZATION AND NATURE OF BUSINESS

Fujian Zhong De Technology Stock Co., Ltd. (“the Company”) was incorporated in the Province of Fujian, China on July 10, 1995.  The Company is in the business of producing chemical products from edible oil extract and waste edible oil.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“USGAAP).

(b)

Use of Estimates

The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

(c)

Cash

Cash consist of cash on deposit with the bankers and cash on hand.

(d)

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements.  Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes.  As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

 (e)

Stock Based Compensation

Effective January 1, 2003, the Company adopted revised SFAS No. 123, “Share-Based Payment” which replaces SFAS No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No.25, “Accounting for Stock Issued to Employees.”  This statement, which requires the cost of all share-based payment transactions be recognized in the financial statements, establishes fair value as the measurement objective and requires entities to apply a fair-value-based measurement method in accounting for share-based payment transaction.  The statement applies to all awards granted, modified repurchased or cancelled after January 1, 2004, and the unvested portion of previously issued and outstanding awards.  Stock-based compensation issued in 2004 is expensed in accordance with the fair value based method of accounting.  The fair value of equity instruments issued to employees is measured on the date of grant and recognized as compensation expense over the applicable vesting period.

(f)

Net Profit (Loss) Per Share

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding.  Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

(g)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash which is not collateralized.  The Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions.

 (h)

Long-lived Assets

The Company adopts SFAS144 “Accounting for the impairment or disposal of long-lived assets.”  The Company recognizes an impairment loss only if the carrying amount of a long-lived asset is not recoverable from its expected undiscounted cash flows and measures an impairment loss as the difference between the carrying amount and fair value of the asset

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(i)

Foreign Currency Translation

The reporting currency of the Company is the United States Dollar. The accounts of other currencies are translated into US Dollars on the following basis:

Monetary assets and liabilities are translated at the current rate of exchange.

The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.

Cumulative currency translation adjustments are reported as a separate component of stockholders’ equity and not recognized in net income.  Gains or losses on remeasurement from the recording currency are recognized in current net income.

Gains or losses from foreign currency transactions are recognized in current net income.

Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.

An analysis of the changes in the cumulative currency translation adjustments and the balance disclosed as accumulated comprehensive income (loss) as part of stockholders’ equity is summarized below:

		December 31
	2005		2004
Balance, Beginning of year	$0		$0
Change during the year	(6,859)		0
Balance, End of year	$(6,859)		$0

(j)

Revenue Recognition

Sales are recognized when the revenue is realized or realizable, and has been earned, in accordance with the U.S. Securities and Exchange Commission’s Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements”.  The Company’s sales are related to sales of product.  Revenue for product sales is recognized as risk and title to the product transfer to the customer, which usually occurs at the time shipment is made Substantially all of the Company’s products are sold FOB (“free on board”) shipping point.  Title to the product passes when the product is delivered to the freight carrier.

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

(k)

Accounts Receivable –Allowance for Doubtful Accounts

This allowance reflects the estimate of accounts receivable uncollectible and requires managements judgment based on historical trends and economic variability of our customer base.

(l)

Classification of Accounts Receivable with Credit Balances

Accounts receivable with credit balances have been included as a current liability in accounts payable in the accompanying balance sheet.

(m)

Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, advances to related party, and current liabilities.

It is management’s opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments, as the fair value of these financial instruments approximate their carrying values.

 (n)

Property, Plant and Equipment

Fixed assets are stated at cost less accumulated depreciation.  Depreciation is recorded at the following rates, based upon the useful life of the assets:

Buildings	-	Straight-line method over 20 year useful life
Manufacturing Equipment	-	Straight-line method over 10 year useful life
Automobile and electronic equipment	-	Straight-line method over 5 year useful life

(o)

Inventories

Inventories are stated at the lower of cost or market.  The method of determining cost is used consistently from year to year as the first-in, first-out (“FIFO”) method.

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

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Note 3.  RELATED PARTY TRANSACTIONS

The following loans are unsecured, bear no interest, borrowed from the shareholders of the Company.

		December 31
	2005		2004
Fuqing Zhongde Waste Oil Recovery Co., Ltd.	$48,362		$288,875
Qu Tai Ming	5,656		370,849
Yu Nai Ming	28,511		27,824
Fuqing Zhongyi Color Printing Co. Ltd.	59,267		-
Xuei Ze Wen	86,772		-
Yuang Dien	74,376		-
	$302,944		$687,548

He Yuen, a Director and shareholder of the Company advanced RMB 120,000 from the Company recorded as part of current assets of $14,875 at December 31, 2005 and $14,516 at December 31, 2004.

Note 4.  SHORT TERM BANK LOANS

December 31, 2004

(a)

On July 26, 2004, the Company entered into an Agreement to borrow $544,366 (RMB 4,500,000) from China Industrial and Commercial Bank with interest payable monthly at an interest rate of 5.08875% per year.  This loan subsequently matured on January 31, 2005 and was secured by the assets of the Company as follows:

*
Appraisal value
Buildings	$1,022,789
Right of use of land	547,631
$1,570,420

December 31, 2005

(b)

On February 1, 2005, the Company entered into an Agreement to borrow $1,239,612 (RMB10,000,000) from DBS Bank (Hong Kong) Limited, Shenzhen Branch, with annual interest rate of prime rate x 115%, subsequently matured on January 31, 2006 and is secured by the assets of the Company as follows:

*
Appraisal value
Buildings	$1,148,118
Right of use of land	590,173
$1,738,291

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

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Note 5.

INTANGIBLE ASSETS

December 31, 2005
	Gross Carrying	Accumulated
	Amount	Amortization	Net
Amortized intangible assets
Right of use of land	$1,313,131	$199,807	$1,113,324
*	1,130,864	263,058	867,806
	$2,443,995	$462,865	$1,981,130

December 31, 2004
	Gross Carrying	Accumulated
	Amount	Amortization	Net
Amortized intangible assets
Right of use of land	$1,313,131	$172,895	$1,140,236
*	387,104	223,391	163,713
	$1,700,235	$396,286	$1,303,949

(a)

Cost of the right of use of land of $1,313,131 is amortized over 40 years, starting from January 1, 2004.  The following table represents the amortization of this intangible asset for the five succeeding years, and subsequent:

Years Ended December 31	Amortization Expense
Prior to 2006	$199,807
2006	32,828
2007	32,828
2008	32,828
2009	32,828
2010	32,828
363,947
Thereafter	949,184
$1,313,131

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 5.

INTANGIBLE ASSETS (cont’d)

(b)

Cost of the patents of $1,130,864 at December 31, 2005 is amortized over 10 years.  The following table represents the amortization of this intangible asset for the five succeeding years, and subsequent:

Years Ended December 31	Amortization Expense
Prior to 2006	$263,058
2006	115,304
2007	115,304
2008	115,304
2009	115,304
2010	115,304
839,578
*	291,286
$1,130,864

Note 6.

PROPERTY, PLAN AND EQUIPMENT

(-1)		Accumulated	Net Book
	Cost	*	Figure
Buildings	$1,838,363	$418,755	$1,419,608
Equipment and machinery	2,711,679	1,310,792	1,400,887
Automobile	19,364	17,428	1,936
Office equipment	8,726	7,131	1,595

Total assets	$4,578,132	$1,754,106	$2,824,026

(-1)		Accumulated	Net Book
	Cost	*	Figure
Buildings	$1,772,091	$335,051	$1,437,040
Equipment and machinery	2,503,762	1,067,142	1,436,620
Automobile	19,364	17,428	1,936
Office equipment	8,726	6,139	2,587
Construction in progress	36,291		36,291
Total assets	$4,340,234	$1,425,760	$2,914,474

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 7. INVENTORY

		December 31
	2005		2004
Raw material	$899,197		$1,431,579
*	38,143		66,757
Finished goods	362,794		511,828
Total assets	$1,300,134		$2,010,164

Note 8.

PENSION AND EMPLOYMENT LIABILITIES

The company does not have liabilities as at December 31, 2004, and December 31, 2005, for pension, post employment benefits or post-retirement benefits.  The company does not have a pension plan.

Note 9.

SEGMENTED INFORMATION

The Company’s identifiable assets are located in China.  The revenue segments are as follows:

FUJIAN ZHONG DE TECHNOLOGY STOCK CO., LTD.

Notes to Financial Statements

December 31, 2005 and December 31, 2004

(Expressed in U.S. Dollars)

______________________________________________________________________________

Note 9.

SEGMENTED INFORMATION (Cont’d)

Note 10.  SUBSEQUENT EVENTS

(a)

Dividends Declared

On January 15, 2006, the shareholders’ resolution declared 2005 dividends of $743,760 (RMB6,000,000) and was paid to shareholders on January 19, 2006.

(b)

New plant

The Company proposes to purchase new equipment, and build a new plant for a total budget of approximately $1,859,400 (RMB 15,000,000) in 2006.